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                                                                   EXHIBIT 10.28


UC Case Nos. 92-116, 93-173, and 93-179

  FIRST AMENDMENT TO EXCLUSIVE LICENSE AGREEMENT FOR METHODS FOR [***]

      THIS FIRST AMENDMENT TO LICENSE AGREEMENT (the "First Amendment") is effective this 22nd day of June 1997 between The Regents of the University of California, a California corporation with administrative headquarters at 300 Lakeside Drive, 22nd Floor, Oakland, California 94612-3550 ("The Regents"), and Signal Pharmaceuticals, Inc., a California corporation with an address at 11545 Sorrento Valley Road, Suite 315, San Diego, California 92121 ("Licensee").

                                   BACKGROUND

A. The Regents and Licensee entered into an agreement effective October 26, 1993 (UC Control No. 93-04-0786) which is entitled [***] (the "License Agreement");

B. The Regents and Licensee wish to amend the License Agreement to include rights to The Regents' undivided interest in pending U.S. Patent Application No. [***]. Rights granted in this First Amendment are limited to The Regents' undivided interest because the patent application is the result of a collaboration between The Regents and The University of Massachusetts Medical Center (UMMC) and is jointly assigned to both institutions.

C. UMMC has filed conflicting patent applications, which could lead to interferences with patent applications filed under UC Case No. 93-173 and increase Licensee's patent prosecution costs under this license.

D. The Regents and Licensee also wish to amend the License Agreement to show negotiated and agreed upon changes to the terms on sublicensing, confidentiality, patent enforcement, place of manufacture for Licensed Products, and dispute resolution.

                                                                  U.C. AGREEMENT
                                                                  CONTROL NUMBER
                                                                     93-04-0786I

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***Text Omitted and Filed Separately
   Confidential Treatment Requested
   Under 17 C.F.R. Sections 200.80, 200.83 and 230.406
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First Amendment to Exclusive License Agreement       U.C. Control No. 93-04-0786


E. The parties wish to clarify and bring current the patents and patent applications that are subject to this agreement, including the addition of certain continuation-in-part applications.

F. As recited in Paragraph 6.5 of the License Agreement, if the Licensee is unable to meet any of the dates set forth in Paragraph 6.4 of the License Agreement, with regard to either the [***] Technologies or the [***] Technologies, the parties shall in good faith re-establish a date or dates that are reasonable under the then current circumstances. Since Signal has made significant progress in the development of both the [***] Technologies and the [***] Technologies, The Regents wishes to amend the License Agreement to extend the due diligence dates recited in Paragraph 6.4 by [***] as requested by Licensee.

Licensee and The Regents agree:

1. Paragraph 1. 1 of Article 1 (Definitions) of the License Agreement is removed in its entirety and replaced with the following:

      1.1 "Regents' Patent Rights" means The Regents' interest in subject matter claimed in or covered by any of the following:

            1.1.(1) Pending U.S. Patent Application Serial No. [***] entitled "[***]", filed [***], [***] by [***] (UC Case 92-116-2), which is a continuation application to U.S. Patent Application [***] (UC Case No. 92-116-1);

            1.1.(2) Pending U.S. Patent Application Serial [***] entitled "[***]", filed [***] by [***] (UC Case 92-116-3);

            1.1.(3) U.S. Patent No. [***] entitled "[***] [***]", filed on [***]
            by [***] (UC Case No. 93-173-1);

            1.1.(4) Pending U.S. Patent Application Serial No. [***] entitled "[***]", filed [***] by [***] (UC Case No. 93-173-2);


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                      ***Confidential Treatment Requested
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First Amendment to Exclusive License Agreement       U.C. Control No. 93-04-0786


            1. 1. (5) U. S. Patent No. [***] entitled "[***]", filed [***] by
            [***] (UC Case No. 93-173-3);

            1. 1. (6) U. S. Patent No. [***] entitled "[***]", filed on [***] by
            [***] (UC Case No. 93-173-4);

            1. 1. (7) Pending U.S. Patent Application Serial No. [***] entitled "[***]", filed [***] by [***] (UC Case No. 93-173-5);

            1.1.(8) Pending U.S. Patent Application Serial No. [***], entitled "[***]", filed [***] by [***] (UC Case No. 93-179-1);

            1.1.(9) Pending U.S. Patent Application Serial No. [***], entitled "[***]", filed [***] by [***] (UC Case No. 93-179-2);

      and continuing applications thereof including divisions and substitutions but excluding continuation-in-part applications, except to the extent that those continuation-in-part applications contain claims supported in the original application; any patents issuing on said application or continuing applications including reissues; and any corresponding foreign applications or patents.

2. Paragraph 3.3 of Article 3 (Sublicensing) of the License Agreement is removed in its entirety and replaced with the following:

      3.3 Upon termination of this Agreement or reduction of its licenses to non-exclusive, for any reason, The Regents shall accept assignment of sublicenses, to the extent that it is not unreasonable for The Regents to do so as a public entity and provided that:

           (a) The Licensee was not in breach of this Agreement when entering into the sublicense;


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                      ***Confidential Treatment Requested

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First Amendment to Exclusive License Agreement       U.C. Control No. 93-04-0786

            (b) The sublicensee is not in breach of its sublicense agreement at the time of termination of this Agreement; and

            (c) The sublicensee acquires no rights from or obligations on the part of The Regents other than those that are specifically granted in this Agreement, and the sublicensee assumes all obligations to The Regents required of Licensee by this Agreement, including past due obligations existing at the time of assumption of the sublicense, as well as any additional payments required by the sublicense.

3. Paragraph 6.4 of Article 6 (Due Diligence) of the License Agreement is removed in its entirety and replaced with the following:

      [***]

      6.4h reasonably fill the market demand for Licensed Products following commencement of marketing at any time during the exclusive period of this Agreement;


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                      ***Confidential Treatment Requested
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First Amendment to Exclusive License Agreement       U.C. Control No. 93-04-0786

      then, subject to Paragraph 6.5, The Regents shall have the right and option either to terminate this Agreement or to reduce the Licensee's exclusive license to a nonexclusive license. This right, if exercised by The Regents, supersedes the rights granted in Article 2 (Grant).

4. The fourth sentence of Paragraph 6.5 of the License Agreement which reads, "The annual license maintenance fee shall begin to be payable in [***] for the [***] Technologies, or [***] for the [***] Technologies, on the anniversary date of the effective date hereof and shall continue until sales of the delayed product begin," is removed and replaced with the following:

      "The annual license maintenance fee shall begin to be payable in [***] for the [***] Technologies, or [***] for the [***] Technologies, on the anniversary date of the effective date hereof and shall continue until sales of the delayed product begin. "

5. Paragraph 6.6 of Article 6 (Due Diligence) of the License Agreement is removed in its entirety and replaced with the following:

      6.6 Either party to this Agreement shall refer a dispute arising under this Article to mediation prior to commencing litigation with the other party under this Agreement. The mediation shall be conducted in accordance with the rules of the Commercial Arbitration and Mediation Center for the Americas.

6. Article 25 (Preference for United States Industry) of the License Agreement is removed in its entirety and replaced with the following:

      25.1 Because this Agreement grants the exclusive right to use or sell the Inventions in the United States, the Licensee agrees that any products sold in the U.S. embodying these Inventions or produced through the use thereof will be manufactured substantially in the United States.


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                      ***Confidential Treatment Requested
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First Amendment to Exclusive License Agreement       U.C. Control No. 93-04-0786


7. Subparagraph 28.1(3) of Article 28 (Secrecy) of the License Agreement is removed in its entirety and replaced with the following:

      28.1(3) not to disclose Data to others (except to its employees, agents, consultants, investors or collaborators who are bound to the Licensee by a like obligation of confidentiality) without the express written permission of the disclosing party, except that the Recipient shall not be prevented from using or disclosing any of the Data:

      (a) which the Recipient can demonstrate by written records was previously known to it;

      (b) which is now, or becomes in the future, public knowledge other than through acts or omissions of the Recipient; or

      (c) which is lawfully obtained by the Recipient from sources independent of the disclosing party.

8. Licensee and The Regents recognize that the license granted in the License Agreement to pending U.S. Patent Application No. [***] may be limited by the outcome of an interference, if one is declared, between The Regents and UMMC. The Licensee will, however, have a license under any rights remaining to The Regents following any interference proceeding.


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                      ***Confidential Treatment Requested
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First Amendment to Exclusive License Agreement       U.C. Control No. 93-04-0786


9. Except as amended, modified and supplemented by the terms of this First Amendment, the License Agreement shall remain in full force and effect in accordance with its terms.

The parties have executed this FIRST AMENDMENT TO THE LICENSE AGREEMENT by their respective and duly authorized officers, as evidenced by the signatures below.

SIGNAL PHARMACEUTICALS, INC.            THE REGENTS OF THE UNIVERSITY
                                               OF CALIFORNIA


By: /s/ CARL BOBKOSKI                       By: /s/ TERENCE A. FEUERBORN
    --------------------------------        ---------------------------------
               (Signature)                             (Signature)

Name: /s/ CARL BOBKOSKI                 Name:
      ------------------------------          -------------------------------
              (Please Print)                        Terence A. Feuerborn

Title: E.V.P.                           Title:  Executive Director
                                                Research Administration and
                                                Technology Transfer

Date: 6/19/97                           Date: 6/22/97
      ------------------------------          -------------------------------


               Approved as to legal form:  /s/ SANDRA S. SCHULTZ   6/14/92
                                         -----------------------   -------
                         Sandra S. Schultz, Attorney                 Date
                         Office of Technology Transfer
                         University of California


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